                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


          Date of Report (Date earliest event reported)  May 13, 1996


Commission                  Registrant, State of Incorporation        I.R.S. Employer
File No.                    Address and Telephone Number              Identification No.
- --------                    -----------------------------             ------------------
1-956                        DUQUESNE LIGHT COMPANY                     25-0451600
                             (a Pennsylvania corporation)
                             411 Seventh Avenue
                             P. O. Box 1930
                             Pittsburgh, Pennsylvania  15230-1930
                             Telephone:  (412) 393-6000

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Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

             (c)     Exhibits

                     Exhibit
                     Number             Description

                     12.2 Statement re: Calculation of Ratio of Earnings to Combined Fixed Charges and Preferred and Preference Stock Dividend Requirements


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

                                   SIGNATURES



  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant identified below has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              DUQUESNE LIGHT COMPANY
                                              ----------------------
                                                   (Registrant)



Date     May 13, 1996                            /s/ Gary L. Schwass
     ----------------------                   --------------------------
                                                     (Signature)
                                                   Gary L. Schwass
                                              Senior Vice President and
                                              Principal Financial Officer



Date     May 13, 1996                            /s/ Deborrah E. Beck
     ----------------------                   --------------------------
                                                      (Signature)
                                                   Deborrah E. Beck
                                                    Controller and
                                              Principal Accounting Officer

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